Exhibit 10.24b


I. SECOND AMENDMENT TO MILLIKEN A-2 PARTICIPATION AGREEMENT AND APPENDIX A DATED AS OF APRIL 10, 2001 (the "Milliken A-2 Second Amendment").

      The Milliken A-2 Second Amendment differs from the Second Amendment to Milliken A-1 Participation Agreement and Appendix A dated as of April 10, 2001 (the "Milliken A-1 Second Amendment") in the following respects:

          o The name of the Owner Participant in the Milliken A-2 Second Amendment is DCC Project Finance Fifteen, Inc. and the name of the Owner Trust is Milliken Facility Trust A-2.

II. SECOND AMENDMENT TO MILLIKEN B-1 PARTICIPATION AGREEMENT AND APPENDIX A DATED AS OF APRIL 10, 2001 (the "Milliken B-1 Second Amendment").

      The Milliken B-1 Second Amendment differs from the Milliken A-1 Second Amendment in the following respects:

          o The name of the Owner Participant is First Chicago Leasing Corporation and the name of the Owner Trust is Milliken Facility Trust B-1.

III. SECOND AMENDMENT TO MILLIKEN B-2 PARTICIPATION AGREEMENT AND APPENDIX A DATED AS OF APRIL 10, 2001 (the "Milliken B-2 Second Amendment").

      The Milliken B-2 Second Amendment differs from the Milliken A-1 Second Amendment in the following respects:

          o The name of the Owner Participant is First Chicago Leasing Corporation and the name of the Owner Trust is Milliken Facility Trust B-2.

IV. SECOND AMENDMENT TO MILLIKEN C-1 PARTICIPATION AGREEMENT AND APPENDIX A DATED AS OF APRIL 10, 2001 (the "Milliken C-1 Second Amendment").

      The Milliken C-1 Second Amendment differs from the Milliken A-1 Second Amendment in the following respects:

          o The name of the Owner Participant is Bankers Commercial Corporation and the name of the Owner Trust is Milliken Facility Trust C-1.




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V.    SECOND AMENDMENT TO MILLIKEN C-2 PARTICIPATION AGREEMENT AND APPENDIX A
      DATED AS OF APRIL 10, 2001 (the "Milliken C-2 Second Amendment").

      The Milliken C-2 Second Amendment differs from the Milliken A-1 Second Amendment in the following respects:

          o The name of the Owner Participant is Bankers Commercial Corporation and the name of the Owner Trust is Milliken Facility Trust C-2.
















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